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                                                                 EXHIBIT 9(b)(7)

                                 REVISED EXHIBIT 1

                                   LIST OF FUNDS


AIM ADVISOR FUNDS, INC.
          Portfolios:                             Classes:
     AIM Advisor Flex Fund                   Class A, Class B and Class C Shares
     AIM Advisor International Value Fund    Class A, Class B and Class C Shares
     AIM Advisor Large Cap Value Fund        Class A, Class B and Class C Shares
     AIM Advisor MultiFlex Fund              Class A, Class B and Class C Shares
     AIM Advisor Real Estate Fund            Class A, Class B and Class C Shares

AIM EQUITY FUNDS, INC.
          Portfolios:                             Classes:
     AIM Aggressive Growth Fund              Class A Shares
     AIM Blue Chip Fund                      Class A, Class B and Class C Shares
     AIM Capital Development Fund            Class A, Class B and Class C Shares
     AIM Charter Fund                        Class A, Class B and Class C Shares
     AIM Constellation Fund                  Class A, Class B and Class C Shares
     AIM Weingarten Fund                     Class A, Class B and Class C Shares

AIM FUNDS GROUP
          Portfolios:                             Classes:
     AIM Balanced Fund                       Class A, Class B and Class C Shares
     AIM Global Utilities Fund               Class A, Class B and Class C Shares
     AIM High Yield Fund                     Class A, Class B and Class C Shares
     AIM Income Fund                         Class A, Class B and Class C Shares
     AIM Intermediate Government Fund        Class A, Class B and Class C Shares
     AIM Money Market Fund                   Class A, Class B, Class C and AIM
                                                  Cash Reserve Shares
     AIM Municipal Bond Fund                 Class A, Class B and Class C Shares
     AIM Select Growth Fund                  Class A, Class B and Class C Shares
     AIM Value Fund                          Class A, Class B and Class C Shares

AIM INTERNATIONAL FUNDS, INC.
          Portfolios:                             Classes:
     AIM Asian Growth Fund                   Class A, Class B and Class C Shares
     AIM European Development Fund           Class A, Class B and Class C Shares
     AIM Global Aggressive Growth Fund       Class A, Class B and Class C Shares
     AIM Global Growth Fund                  Class A, Class B and Class C Shares
     AIM Global Income Fund                  Class A, Class B and Class C Shares
     AIM International Equity Fund           Class A, Class B and Class C Shares

AIM INVESTMENT SECURITIES FUNDS
          Portfolio:                              Classes:
     AIM Limited Maturity Treasury Fund      Class A Shares

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AIM SPECIAL OPPORTUNITIES FUNDS
          Portfolio:                              Classes:
     AIM Small Cap Opportunities Fund        Class A, Class B and Class C Shares

AIM TAX-EXEMPT FUNDS, INC.
          Portfolios:                             Classes:
     AIM High Income Municipal Fund          Class A, Class B and Class C Shares
     AIM Tax-Exempt Bond Fund                Class A Shares
        Of Connecticut
     AIM Tax-Exempt Cash Fund                Class A Shares
     AIM Tax-Free Intermediate Fund          Class A Shares


On behalf of the Funds and respective Portfolios and Classes as set forth in this Exhibit 1, which may be amended from time to time.



By:
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Title:
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FIRST DATA INVESTOR SERVICES GROUP, INC.



By:
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Title:
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Effective as of                      .
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